JOINDER BY GUARANTORS



The undersigned hereby join in this Agreement in order to induce the Bank to amend the Loan and hereby:


     (i) acknowledge the continuing validity of their guaranty to the Bank dated as of October 27, 1994 and represent, warrant and confirm the non-existence of any offsets, defenses or counterclaims to his obligations thereunder, and waives their right to assert any set-off, counterclaim or crossclaim of any nature whatsoever in any litigation relating to this Agreement, the other Loan Documents, said guaranty or otherwise with respect to the Loan (provided, however that the foregoing shall not be deemed a waiver of the right of the undersigned to assert any compulsory counterclaim maintained in a court of the United States, or of the State of New York if such counterclaim is compelled under local law or rule of procedure, nor shall the foregoing be deemed a waiver of the right of the undersigned to assert any claim which would constitute a defense, setoff, counterclaim or crossclaim of any nature whatsoever against the Bank in any separate action or proceeding);

     (ii) reacknowledge and reaffirm all of the terms and obligations contained in said guaranty, which shall remain in full force and effect for all the obligations of Hirsch International Corp. now or hereafter owing to the Bank pursuant to the terms and conditions of the Loan Documents as amended by this Agreement and acknowledge, agree, represent and warrant that no oral or other agreements, understandings, representations or warranties exist with respect to said guaranty or with respect to the obligations of the undersigned thereunder, except those specifically set forth in this Joinder;

     (iii)represent, warrant and confirm that no material adverse change has occurred in the financial status of the undersigned since the making of the Loan, that there are no judgments against the undersigned in any of the courts of the United States and that there is no litigation, active, pending or threatened, against the undersigned which might adversely affect the ability of the undersigned to pay when due any amount which may become payable in respect of said guaranty;

     (iv) acknowledge and agree that they have entered into and delivered this Joinder of their own free will, voluntarily and without coercion or duress of any kind, and have been represented in connection herewith by counsel of their choice and are fully aware of the terms contained in this Joinder; and


     (v) irrevocably and unconditionally waives and the Bank, by its acknowledgement and agreement to this Agreement, irrevocably and unconditionally waives, any and all right to trial by jury in any action, suit or counterclaim arising in connection with, out of or otherwise relating to this Joinder, the Agreement, said guaranty, and every other Loan Document heretofore, now or hereafter executed and/or delivered in connection therewith, the Loan or in any way related to this transaction or otherwise with respect to the Mortgaged Property.


                                                HAPL Leasing Co., Inc.

                                                By: /s/ Richard M. Richer
                                                    --------------------
                                                    Richard M. Richer
                                                    VP of Finance and Chief
                                                    Financial Officer


                                                 Pulse Microsystems, Ltd.

                                                 By: /s/ Richard M. Richer
                                                     ---------------------
                                                     Richard M. Richer
                                                     VP of Finance and Chief
                                                     Financial Officer


         Approved & Accepted

         The Chase Manhattan Bank

         By: /s/ Christopher G. Zimmerman
             ----------------------------
             Christopher G. Zimmerman, V.P.